           D O D G E & C O X                       D O D G E & C O X
           -----------------                       -----------------

              Stock Fund                              Stock Fund
                                                    Established 1965

                                                    ----------------

                                                    ----------------

              Dodge & Cox
           Investment Managers
               35th Floor                          33rd Annual Report
           One Sansome Street                      December 31, 1997
             San Francisco
           California 94104
            (415) 981-1710
        For Fund literature and
        information, please call:
            (800) 621-3979


        This report is submitted
        for the general information
        of the shareholders of the
        Fund. The report is not
        authorized for distribution                      1997
        to prospective investors in                ----------------
        the Fund unless it is                      ----------------
        accompanied by an                          ----------------
        effective prospectus.

        Printed on recycled paper.
        12/97 SF AR

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund


To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund achieved a total return of 28.4% for 1997, compared to a 33.3% return for the Standard & Poor's 500 Index (S&P 500) of common stocks. The year completed a five-year period of 21.1% annualized returns for the Fund, compared to 20.3% annualized for the S&P 500. As we have cautioned in previous letters, we do not anticipate that these high historical returns will continue. Average annual total returns for longer periods are listed on page three of this report.

Performance Review

The net asset value per share of the Fund rose from $79.81 at the end of 1996 to $94.57 on December 31, 1997. In addition, the Fund paid income dividends of $1.49 per share and distributed net realized short and long-term capital gains of $6.09 per share. At year-end, about 91% of the Fund was invested in common and preferred stocks, and 9% was in cash equivalents. Total net assets were $4.1 billion.

Despite a strong 28% total return, the Stock Fund underperformed the S&P 500 for 1997. The Fund was ahead of the S&P 500 through September 30 but lagged in the fourth quarter. Investor concerns over financial turmoil in Asia negatively impacted many of the Fund's holdings in companies whose profits are thought to be more sensitive to economic activity ("cycle-sensitive"), during the last few months of the year. While events in Asia may slow world economic growth in the short run, we believe that the U.S. and world economies continue to have relatively good long-term prospects.

The Fund's 1997 return was driven by the strong appreciation of virtually all of its holdings in the finance sector, led by Norwest, Golden West and American Express. Investments in companies in retail and media/entertainment were also very good performers. Rounding out the top individual stocks were Nordstrom, Dow Jones and Ford Motor. Stocks that were weak performers included most of those in the basic industry, electronics/computer, and energy sectors. Among the Fund's weakest stocks were Union Pacific Resources, Fleming, Sybase and Motorola.

Portfolio Strategy: Major Themes

Although our investment approach is focused on "bottom-up" individual stock selection, several themes are apparent in the Stock Fund portfolio. First, the Fund holds a significantly higher weighting of common stocks in the cycle-sensitive area than is represented in the S&P 500. This area includes basic industry (e.g., paper/forest products and chemicals), consumer durables (e.g., autos and appliances) and transportation. General Motors, Union Pacific and Dow Chemical are the largest holdings in this broadly diversified sector. Second, the Fund's weightings are lower than those of the S&P 500 in the consumer products, health care and telephone sectors. While these areas contain many well-managed companies, their stock valuations are far above what we are willing to pay, given our assessment of their future earnings prospects. The Fund also has significant holdings in the finance and electronics/computer sectors, with portfolio weightings similar to those of the S&P 500.

Across the entire Fund portfolio, we strive to invest in companies with strong business franchises, good prospects for improving profitability and current valuations that we believe reflect relatively low investor expectations. In particular, we believe that the cycle-sensitive area has many companies with attractive valuations. It is true that the economic impact of Asian turmoil is real for certain companies. For example, the prices of market pulp and lumber have dropped sharply in recent months, affecting International Paper and Weyerhaeuser's results. However, in our view, these companies will remain world leaders over the long-term. We believe that their profitability will improve as the global economy grows and supply and demand for their products gradually comes into balance. These companies are trading at historically low relative valuations, reflecting depressed expectations. For example, International Paper's

--------------------------------------------------------------------------------
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                                      1

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
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                                  Stock Fund

--------------------------------------------------------------------------------
stock is valued at about 0.7 times 1997 sales and only 1.5 times book value per share. This compares to the S&P Industrials valuation of 1.5 times sales and over 5 times book value.

Although the Fund's investment themes did not change materially during 1997, portfolio turnover of 19% in the Stock Fund was higher than in previous years, due to the sale of 18 different holdings. However, the Fund's turnover remains well below that of the average equity mutual fund. The sale decision on each of these stocks was based on our evaluation of the long-term profit outlook for the company, compared to investor expectations reflected in its stock valuation at the time of sale. The two largest holdings sold during 1997 were Dayton Hudson and Texas Instruments.

New Investments

The Fund remains well diversified, reflecting another element of the Stock Fund's investment philosophy. We do not invest "all your eggs in one basket." The Fund owns 77 stocks and invested in 15 new companies during 1997. The largest of these new holdings at year-end were Occidental Petroleum and News Corporation Limited, each representing less than 2% of the Fund. We highlight these companies as an example of our investment approach, not because we consider them more attractive than the Fund's other holdings.

        * Occidental Petroleum is a worldwide energy and petrochemicals conglomerate, whose assets are, we believe, worth more than its current valuation. Management is in the process of divesting its Midcon gas pipeline. Occidental's oil and gas exploration and production business is changing dramatically due to a major acquisition and a new management team. Occidental's chemical business, OxyChem, will be negatively affected by the expected downturn in commodity chemicals; however, the current valuation appears to reflect very low expectations. OxyChem is a world leader in its major businesses and we believe that its long-term opportunities are attractive.

        * News Corporation is a leading global media and entertainment company with a diverse mix of strong content and distribution franchises such as FOX Broadcasting and TV Guide in the United States and two major British newspapers. Although it is Australian-based, about two-thirds of total revenues and profits come from the U.S. We believe that the company has excellent growth opportunities in new international television ventures, as well as in its established media businesses. Due to investor concerns over recent acquisition activity and certain start-up losses (e.g., Fox News Channel), the stock's valuation is well below that of other large diversified media companies and therefore appears attractive.

Conclusion

We enter 1998 with concerns regarding the relatively high valuation of the U.S. equity market. This does not mean necessarily that equities should be sold. In fact, with moderate economic growth and the thirty-year U.S. Treasury bond yield currently at 5.8%, we believe that equities will continue to be an attractive area for investment over the long-term. Our investment approach in this environment will remain focused on a strong research effort and individual stock selection.

Thank you for your confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.


                                        For the Board of Directors,

                                        /s/ John A. Gunn
                                        -----------------------
January 28, 1998                        John A. Gunn, President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

Objective                    The Fund's primary objective is to provide
                             shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The strategy is based on a long-term investment horizon and, as a result, portfolio turnover tends to be low.

20 Years of Investment Performance                     through December 31, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]



                         Dodge & Cox
                         Stock Fund     S & P 500 Index
                         ------------------------------
1/1/1978                   10,000          10,000
12/31/1978                 10,943          10,638
12/31/1979                 13,221          12,622
12/31/1980                 17,605          16,709
12/31/1981                 17,150          15,831
12/31/1982                 20,937          19,241
12/31/1983                 26,492          23,585
12/31/1984                 27,860          25,070
12/31/1985                 38,412          33,036
12/31/1986                 45,445          39,201
12/31/1987                 50,871          41,261
12/31/1988                 57,869          48,115
12/31/1989                 73,450          63,354
12/31/1990                 69,719          61,379
12/31/1991                 84,682          80,082
12/31/1992                 93,863          86,179
12/31/1993                111,053          94,865
12/31/1994                116,769          96,113
12/31/1995                155,765         132,227
12/31/1996                190,480         162,582
12/31/1997                244,623         216,786

Average annual total return for periods ended December 31, 1997         1 Year          5 Years         10 Years        20 Years
---------------------------------------------------------------------------------------------------------------------------------
Dodge & Cox Stock Fund                                                  28.41%           21.11%           17.00%          17.33%
S&P 500 Index                                                           33.34            20.26            18.05           16.63

The chart covers the period from January 1, 1978 to December 31, 1997. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Stock (S&P 500) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad based, unmanaged measure of common stocks. Index returns include dividends, and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
===============================================================================
===============================================================================

                                  Stock Fund

Fund Information                                               December 31, 1997
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $94.57
Total Net Assets (millions)                                            $4,087
1997 Expense Ratio                                                       0.57%
1997 Portfolio Turnover                                                    19%
30 Day SEC Yield*                                                        1.81%
Fund Inception Date                                                      1965

Investment Manager: Dodge & Cox, San Francisco. Managed by eight-member Investment Policy Committee, with members' average tenure at Dodge & Cox of 20 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                  90.6%
Short-Term Investments:                                                   9.4%


Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                           77
Median Market
  Capitalization                                                $ 9.0 billion
Price to Earnings Ratio
   (trailing 12 months)                                                  20.0x
Price to Book Value
   (trailing 12 months)                                                   3.0x
Foreign Stocks**
   (as percentage of Fund)                                                 10%


Ten Largest Stock Holdings                                          % of Fund
--------------------------------------------------------------------------------
General Motors                                                            2.7
Union Pacific                                                             2.3
Citicorp                                                                  2.3
American Express                                                          2.2
Dow Chemical                                                              2.2
Aluminum Co. of America                                                   2.0
Pharmacia & Upjohn                                                        2.0
Digital Equipment                                                         2.0
Federal Express                                                           2.0
International Business Machines                                           1.9

Ten Largest Sectors                                                 % of Fund
-------------------------------------------------------------------------------
Electronics & Computer                                                    9.7
Energy                                                                    8.2
Banking                                                                   8.1
Electric & Gas Utilities                                                  7.6
Consumer Durables                                                         7.0
Insurance & Financial Services                                            6.6
Consumer Products                                                         6.5
Transportation                                                            5.4
Retail & Distribution                                                     5.4
Media, Printing & Entertainment                                           5.2

 *An annualization of the Fund's total net investment income per share for the
             30-day period ended on the last day of the month.
**All U.S. Dollar-denominated.
===============================================================================
===============================================================================

                                                D o d g e  &  C o x
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                    Stock Fund


                Portfolio of Investments                                                        December 31, 1997
                -------------------------------------------------------------------------------------------------
                SHARES                                                                               MARKET VALUE
COMMON          CONSUMER: 22.5%
STOCKS:         CONSUMER DURABLES: 7.0%
89.0%             1,813,000     General Motors Corp............................................ $ 109,913,125
                  1,380,000     Ford Motor Co..................................................    67,188,750
                  1,146,300     Whirlpool Corp.................................................    63,046,500
                    867,700     Masco Corp.....................................................    44,144,238
                                                                                                -------------
                                                                                                  284,292,613
                CONSUMER PRODUCTS: 6.5%
                    740,000     Sony Corp. ADR.................................................    67,155,000
                    752,000     Unilever NV....................................................    46,953,000
                    279,700     Matsushita Electric Industrial Co., Ltd. ADR...................    42,514,400
                  1,005,000     Fort James Corp................................................    38,441,250
                    765,000     Bausch & Lomb, Inc.............................................    30,313,125
                    658,300     Dole Food Co., Inc.............................................    30,117,225
                    263,100     VF Corp........................................................    12,086,156
                                                                                                -------------
                                                                                                  267,580,156
                RETAIL AND DISTRIBUTION: 5.3%
                  6,030,000     Kmart Corp+....................................................    69,721,875
                    960,000     Nordstrom, Inc.................................................    57,840,000
                  1,234,750     Genuine Parts Co...............................................    41,904,328
                  1,170,000     Dillard's, Inc. Class A........................................    41,242,500
                    320,000     Fleming Cos., Inc..............................................     4,300,000
                                                                                                -------------
                                                                                                  215,008,703
                MEDIA, PRINTING AND ENTERTAINMENT: 3.7%
                  1,995,000     R.R. Donnelley & Sons Co.......................................    74,313,750
                    678,000     Time Warner, Inc...............................................    42,036,000
                    672,200     Dow Jones & Co.................................................    36,088,737
                                                                                                -------------
                                                                                                  152,438,487
                                                                                                -------------
                                                                                                  919,319,959
                FINANCE: 14.7%
                BANKING: 8.1%
                    727,000     Citicorp.......................................................    91,920,062
                    748,400     Golden West Financial Corp.....................................    73,202,875
                    504,100     Republic New York Corp.........................................    57,561,919
                    776,000     BankAmerica Corp...............................................    56,648,000
                  1,300,000     Norwest Corp...................................................    50,212,500
                                                                                                -------------
                                                                                                  329,545,356
                INSURANCE AND FINANCIAL SERVICES: 6.6%
                  1,000,000     American Express Co............................................    89,250,000
                    526,600     Loews Corp.....................................................    55,885,425
                    620,000     Chubb Corp.....................................................    46,887,500
                    548,000     The St. Paul Cos., Inc.........................................    44,970,250
                    158,000     General Re Corp................................................    33,496,000
                                                                                                -------------
                                                                                                  270,489,175
                                                                                                -------------
                                                                                                  600,034,531
                BASIC INDUSTRY: 10.8%
                PAPER AND FOREST PRODUCTS: 4.7%
                  1,276,000     Weyerhaeuser Co................................................    62,603,750
                  1,341,000     International Paper Co.........................................    57,830,625
                  1,148,000     Champion International Corp....................................    52,018,750
                    718,600     Boise Cascade Corp.............................................    21,737,650
                                                                                                -------------
                                                                                                  194,190,775

                See accompanying Notes to Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           D o d g e  &  C o x
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Stock Fund

                Portfolio of Investments                                                    December 31, 1997
                ---------------------------------------------------------------------------------------------
                  SHARES                                                                         MARKET VALUE
COMMON          CHEMICALS: 4.1%
STOCKS              874,000     Dow Chemical Co................................................  $ 88,711,000
(Continued)         648,100     Eastman Chemical Co............................................    38,602,456
                    644,000     Nalco Chemical Co..............................................    25,478,250
                    370,000     Lubrizol Corp..................................................    13,643,750
                                                                                                -------------
                                                                                                  166,435,456
                METALS AND MINING: 2.0%
                  1,180,000     Aluminum Co. of America........................................    83,042,500
                                                                                                -------------
                                                                                                  443,668,731
                ELECTRONICS AND COMPUTER: 9.7%
                  2,202,000     Digital Equipment Corp+........................................    81,474,000
                    744,000     International Business Machines Corp...........................    77,794,500
                  1,194,300     Motorola, Inc..................................................    68,149,744
                  1,340,000     Electronic Data Systems........................................    58,876,250
                    893,000     Hewlett-Packard Co.............................................    55,812,500
                  1,442,100     NCR Corp+......................................................    40,108,406
                  1,008,400     Sybase, Inc+...................................................    13,455,837
                                                                                                -------------
                                                                                                  395,671,237
                UTILITIES: 8.5%
                ELECTRIC AND GAS UTILITIES: 7.6%
                  2,201,000     Central & South West Corp......................................    59,564,562
                  1,150,000     Texas Utilities Co.............................................    47,796,875
                    761,900     FPL Group, Inc.................................................    45,094,956
                  1,890,100     TransCanada PipeLines Ltd......................................    42,290,988
                  1,080,000     Pacific Gas & Electric Corp....................................    32,872,500
                  1,084,600     Wisconsin Energy Corp..........................................    31,182,250
                    709,600     Pacific Enterprises............................................    26,698,700
                    869,000     Edison International...........................................    23,625,938
                                                                                                -------------
                                                                                                  309,126,769
                TELEPHONE: 0.9%
                  1,153,000     BCE, Inc.......................................................    38,409,312
                                                                                                -------------
                                                                                                  347,536,081
                ENERGY: 8.2%
                  1,248,200     Amerada Hess Corp..............................................    68,494,975
                  2,180,200     Occidental Petroleum Corp......................................    63,907,112
                  2,555,024     Union Pacific Resources Group, Inc.............................    61,959,332
                  1,241,000     Phillips Petroleum Co..........................................    60,343,625
                    553,000     Chevron Corp...................................................    42,581,000
                    684,000     Royal Dutch Petroleum Co.......................................    37,064,250
                                                                                                -------------
                                                                                                  334,350,294
                TRANSPORTATION: 5.4%
                  1,491,000     Union Pacific Corp.............................................    93,094,313
                  1,318,600     Federal Express Corp+..........................................    80,517,013
                  1,690,000     Canadian Pacific Ltd...........................................    46,052,500
                                                                                                -------------
                                                                                                  219,663,826
                CAPITAL EQUIPMENT: 4.3%
                  1,261,200     Deere & Co.....................................................    73,543,725
                  1,080,000     Caterpillar, Inc...............................................    52,447,500
                  1,200,000     Fluor Corp.....................................................    44,850,000
                    115,615     Raytheon Co. Class A...........................................     5,701,265
                                                                                                -------------
                                                                                                  176,542,490

                             See accompanying Notes to Financial Statements
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-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                    6

                                           D o d g e  &  C o x
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                Stock Fund

                Portfolio of Investments                                                     December 31, 1997
                ----------------------------------------------------------------------------------------------
                  SHARES                                                                          MARKET VALUE
COMMON          HEALTHCARE AND PHARMACEUTICAL: 2.8%
STOCKS            2,225,100     Pharmacia & Upjohn, Inc......................................... $  81,494,288
(Continued)         375,000     HealthCare COMPARE Corp+........................................    19,265,625
                    300,000     SmithKline Beecham plc ADR......................................    15,431,250
                                                                                                 -------------
                                                                                                   116,191,163
                DIVERSIFIED TECHNOLOGY: 2.0%
                    390,000     Xerox Corp......................................................    28,786,875
                    775,000     Corning, Inc....................................................    28,771,875
                    775,300     Unova, Inc+.....................................................    12,743,994
                    241,200     Raychem Corp....................................................    10,386,675
                                                                                                 -------------
                                                                                                    80,689,419
                MISCELLANEOUS: 0.1%
                REAL ESTATE INVESTMENT TRUST: 0.1%
                     72,593     Meditrust Corp..................................................     2,658,719
                                                                                                 -------------
                                    Total Common Stocks (cost $2,697,098,288)................... 3,636,326,450
                                                                                                 -------------
PREFERRED       CONSUMER: 1.6%
STOCKS:           3,099,500     News Corp. Ltd., Limited Voting Ordinary Shares ADR.............    61,602,562
1.6%                 64,100     Kmart Financing I, 7 3/4% Trust Convertible Preferred...........     3,309,163
                                                                                                 -------------
                                    Total Preferred Stocks (cost $58,194,354)...................    64,911,725
                                                                                                 -------------
                 PAR VALUE
SHORT-TERM      $ 4,000,000     American Express Credit Corp., Commercial Paper 5.9%, 1/6/1998..     4,000,000
INVESTMENTS:     32,900,000     American Express Credit Corp., Commercial Paper 6 1/4%, 1/2/1998    32,900,000
9.5%             17,428,545     General Mills, Inc., Variable Demand Note 5.33%.................    17,428,545
                 15,454,688     Pitney Bowes Credit Corp., Variable Demand Note 5.33%...........    15,454,688
                 15,529,835     Portico Institutional Money Market Fund.........................    15,529,835
                 10,603,965     Sara Lee Corp., Variable Demand Note 5.32%......................    10,603,965
                 48,000,000     U.S. Treasury Bills, 2/5/1998...................................    47,758,933
                 46,000,000     U.S. Treasury Bills, 2/19/1998..................................    45,680,057
                 50,000,000     U.S. Treasury Bills, 2/26/1998..................................    49,598,667
                 34,000,000     U.S. Treasury Bills, 3/19/1998..................................    33,629,480
                 25,000,000     U.S. Treasury Bills, 4/30/1998..................................    24,574,823
                 46,000,000     U.S. Treasury Bills, 5/21/1998..................................    45,076,933
                 34,000,000     U.S. Treasury Bills, 6/18/1998..................................    33,176,520
                  7,209,884     Warner Lambert Co., Variable Demand Note 5.49%..................     7,209,884
                  5,262,322     Wisconsin Electric Power Corp., Variable Demand Note 5.49%......     5,262,322
                                                                                                 -------------
                                    Total Short-Term Investments (cost $387,884,652)............   387,884,652
                                                                                                 -------------
                TOTAL INVESMENTS (cost $3,143,177,294)......................... 100.1%           4,089,122,827
                OTHER ASSETS LESS LIABILITIES.................................. (0.1)%              (2,164,739)
                                                                                -----            -------------
                TOTAL NET ASSETS............................................... 100.0%          $4,086,958,088
                                                                                =====           ==============
                + Non-income producing

                                See accompanying Notes to Financial Statements
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                         D o d g e  &  C o x
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                             Stock Fund


                        Statement of Assets and Liabilities                              December 31, 1997
                        ----------------------------------------------------------------------------------
                        ASSETS:
                        Investments, at market value (identified cost $3,143,177,294)...... $4,089,122,827
                        Cash...............................................................      8,835,608
                        Dividends and interest receivable..................................      7,228,078
                        Receivable for investments sold....................................     23,692,874
                        Prepaid expenses...................................................         40,354
                                                                                            --------------
                                                                                             4,128,919,741
                                                                                            --------------
                        LIABILITIES:
                        Payable for investments purchased..................................     28,606,408
                        Payable for Fund shares redeemed...................................     11,272,234
                        Management fees payable............................................      1,661,607
                        Accounts payable...................................................        421,404
                                                                                            --------------
                                                                                                41,961,653
Net asset value                                                                             --------------
per share $94.57               NET ASSETS.................................................. $4,086,958,088
                                                                                            ==============

Capital                 NET ASSETS CONSIST OF:
shares outstanding      Paid in capital.................................................... $3,070,769,858
43,217,142              Accumulated undistributed net investment income....................        268,994
(par value $1.00 each,  Accumulated undistributed net realized gain on investments.........     69,973,703
authorized shares       Net unrealized appreciation on investments.........................    945,945,533
50,000,000)                                                                                 --------------
                                                                                            $4,086,958,088
                                                                                            ==============

                             See accompanying Notes to Financial Statements
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                    8


                                         D o d g e  &  C o x
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                             Stock Fund

                   Statement of Operations                                    Year Ended December 31, 1997
                   ---------------------------------------------------------------------------------------
                   INVESTMENT INCOME:
                   Dividends................................................................. $ 56,893,726
                   Interest..................................................................   15,865,550
                                                                                              ------------
                                                                                                72,759,276
                                                                                              ------------
                   EXPENSES:
                   Management fees (Note 2)..................................................   16,194,151
                   Custodian fees............................................................      305,838
                   Transfer agent fees.......................................................    1,048,387
                   Accounting and audit fees.................................................      135,495
                   Legal fees................................................................       10,486
                   Shareholder reports.......................................................      368,731
                   Registration fees.........................................................      352,435
                   Directors' fees...........................................................       18,000
                   Miscellaneous.............................................................       55,082
                                                                                              ------------
                                                                                                18,488,605
                                                                                              ------------
                   NET INVESTMENT INCOME.....................................................   54,270,671
                                                                                              ------------
                   REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
                   Net realized gain on investments..........................................  297,643,981
                   Change in unrealized appreciation of investments..........................  396,146,924
                                                                                              ------------
                   Net realized and unrealized gain on investments...........................  693,790,905
                                                                                              ------------
                   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................... $748,061,576
                                                                                              ============

                             See accompanying Notes to Financial Statements
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                                                    9
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

                                         D o d g e  &  C o x
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                                              Stock Fund


       Statement of Changes in Net Assets                                           Year Ended December 31,
       ----------------------------------------------------------------------------------------------------
                                                                                      1997             1996
       OPERATIONS:
       Net investment income............................................... $   54,270,671    $  30,664,543
       Net realized gain...................................................    297,643,981       56,765,691
       Net change in unrealized appreciation...............................    396,146,924      262,571,381
                                                                            --------------    -------------
       Net increase in net assets from operations..........................    748,061,576      350,001,615
                                                                            --------------    -------------
       DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income...............................................    (54,214,363)     (30,810,014)
       Net realized gain...................................................   (243,063,381)     (44,357,660)
                                                                            --------------    -------------
       Total distributions.................................................   (297,277,744)     (75,167,674)
                                                                            --------------    -------------
       CAPITAL SHARE TRANSACTIONS:
       Amounts received from sale of shares................................  1,593,775,898      929,688,437
       Net asset value of shares issued in reinvestment of distributions...    274,381,891       70,061,570
       Amounts paid for shares redeemed....................................   (484,030,127)    (250,464,697)
                                                                            --------------    -------------
       Net increase from capital share transactions........................  1,384,127,662      749,285,310
                                                                            --------------    -------------
       Total increase in net assets........................................  1,834,911,494    1,024,119,251

       NET ASSETS:
       Beginning of year...................................................  2,252,046,594    1,227,927,343
                                                                            --------------    -------------
       End of year (including undistributed net investment income
        of $268,994 and $212,686, respectively)............................ $4,086,958,088   $2,252,046,594
                                                                            ==============   ==============
       Shares sold.........................................................     17,305,613       12,594,155
       Shares issued in reinvestment of distributions......................      2,975,353          909,380
       Shares redeemed.....................................................     (5,281,734)      (3,389,888)
                                                                            --------------   --------------
       Net increase in shares outstanding..................................     14,999,232       10,113,647
                                                                            ==============   ==============

                            See accompanying Notes to Financial Statements
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                              D o d g e  &  C o x
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                                  Stock Fund

                Notes to Financial Statements
                ----------------------------------------------------------------

     1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The
                Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock
                Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors;
                short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate current value; all securities held by the Fund are denominated in U.S.
                Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost.
                (d) Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. (e)
                Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

                The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     2 Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed
                3/4 of 1% of the average daily net asset value for the year. All officers and four of the directors of the Fund are officers and employees of Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each Board or Committee meeting attended. The Fund does not pay any other remuneration to its officers or directors.

     3 For the year ended December 31, 1997, purchases and sales of securities, other than short-term securities, aggregated
                $1,499,444,134 and $565,208,380, respectively. At December 31,
                1997, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $945,945,533, of which $973,592,603 represented appreciated securities and $27,647,070 represented depreciated securities.

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                                      11

                                                           Dodge & Cox
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                                                           Stock Fund


     Financial Highlights
     -----------------------------------------------------------------------------------------------------------------------------

     SELECTED DATA AND RATIOS (for a share outstanding throughout each year)

                                                                                           Year Ended December 31,
                                                                       -------------------------------------------
                                                                       1997      1996     1995     1994     1993
     Net asset value, beginning of year............................    $79.81    $67.83   $53.94   $53.23   $48.37
     Income from investment operations:
     Net investment income.........................................      1.48      1.28     1.27     1.15     1.04
     Net realized and unrealized gain..............................     20.86     13.67    16.54     1.60     7.70
                                                                       ------    ------   ------   ------   ------
     Total income from investment operations.......................     22.34     14.95    17.81     2.75     8.74
                                                                       ------    ------   ------   ------   ------
     Distributions:
     Dividends from net investment income..........................     (1.49)    (1.29)   (1.26)   (1.15)   (1.04)
     Distributions from net realized gain on investments...........     (6.09)    (1.68)   (2.66)    (.89)   (2.84)
                                                                       ------    ------   ------   ------   ------
     Total distributions...........................................     (7.58)    (2.97)   (3.92)   (2.04)   (3.88)
                                                                       ------    ------   ------   ------   ------
     NET ASSET VALUE, END OF YEAR..................................    $94.57    $79.81   $67.83   $53.94   $53.23
                                                                       ======    ======   ======   ======   ======
     Total Return..................................................     28.41%    22.26%   33.38%    5.16%   18.31%

     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year (millions)............................    $4,087    $2,252   $1,228   $  543   $  436
     Ratio of expenses to average net assets.......................       .57%      .59%     .60%     .61%     .62%
     Ratio of net investment income to average net assets..........      1.67%     1.79%    2.07%    2.16%    1.95%
     Portfolio turnover rate.......................................        19%       10%      13%       7%      15%
     Average commission rate paid*.................................    $.0489    $.0506


    * Represents the average commission rate paid per share on securities transactions for which commissions were charged.
       Disclosure is required by the S.E.C. beginning in 1996.
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                              D o d g e  &  C o x
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                                  Stock Fund

                Report of Independent Accountants
                ----------------------------------------------------------------

                To the Directors and Shareholders of Dodge & Cox Stock Fund

                In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund
                (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
                These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December
                31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                PRICE WATERHOUSE LLP
                San Francisco, California

                January 28, 1998


                ----------------------------------------------------------------
                SPECIAL 1997 TAX INFORMATION (UNAUDITED)

                Corporate shareholders should note that for the year ended
                December 31, 1997, a total of 77% of the Fund's ordinary dividends (as reported to shareholders in Box 1b of Form 1099-
                DIV) qualified for the corporate dividends received deduction.

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                              D o d g e  &  C o x
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                                  Stock Fund

                Proxy Voting Results
                ----------------------------------------------------------------

                A special meeting of shareholders was held on January 30, 1998
                (adjourned from January 20, 1998), to vote on the following proposals. All of the proposals received the required number of votes and were adopted.

                A summary of voting results is listed below each proposal.


Proposal        To approve a reorganization of the Fund as a separate series of
One             Dodge & Cox Funds, a newly formed Delaware business trust.


                For:                     25,302,040
                Against:                    276,417
                Abstain:                    477,994
                Broker Non-Vote:          1,497,461

Proposal        To approve the elimination or revision of certain fundamental
Two             investment restrictions for the Fund.

                For:                     25,490,618
                Against:                    565,834
                Abstain:                          0
                Broker Non-Vote:          1,497,460

Proposal        To ratify the selection of Price Waterhouse LLP as the Fund's
Three           independent certified public accountants.

                For:                     26,943,468
                Against:                    194,441
                Abstain:                    416,003

Proposal        To approve an increase in authorized capital of the Fund.
Four
                For:                     26,348,781
                Against:                    601,572
                Abstain:                    601,764
                Broker Non-Vote:              1,795

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                                      14

                             D o d g e  &  C o x
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                                  Stock Fund

                General Information
                ----------------------------------------------------------------
Investment      Since 1930, Dodge & Cox has been providing professional
Manager         investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions.
                Dodge & Cox manages the Dodge & Cox Stock Fund, the Dodge & Cox
                Balanced Fund and the Dodge & Cox Income Fund.

No-load Fund    Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic       Shareholders may make regular monthly or quarterly investments
Investment      of $100 or more through automatic deductions from their bank
Plan            accounts.

Withdrawal      Shareholders owning $10,000 or more of the Fund's shares may
Plan            elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment    Shareholders may direct that dividend and capital gains
Plan            distributions be reinvested in additional Fund shares.

                The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder     Fund literature and details on all of these Plans are available
Inquiries       from the Fund upon request.


                Dodge & Cox Stock Fund
                c/o BFDS
                P.O. Box 9051
                Boston, MA 02205-9051
                (800) 621-3979

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